Exhibit 10.5

SECOND U.S. STOCK PLEDGE AGREEMENT

THIS SECOND U.S. STOCK PLEDGE AGREEMENT (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”) is entered into as of January 13, 2025, by and among LI-CYCLE AMERICAS CORP., an Ontario corporation (the “Grantor”) and Glencore Canada Corporation, having an office at 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada with company number 1947729 as Noteholder (the “Noteholder”).

PRELIMINARY STATEMENT

Reference is hereby made to that certain Amended and Restated Convertible Note issued by the Issuer to the Noteholder, on March 25, 2024, having a principal amount of $114,615,632 (as amended, supplemented or otherwise modified from time to time, the “Second A&R Note”), which amends, restates, consolidates and supersedes that certain (i) convertible note (the “Original Convertible Note”), held by the Noteholder and originally issued by the Issuer pursuant to that certain note purchase agreement, dated as of May 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Initial Note Purchase Agreement”) between the Issuer and the Noteholder, (ii) that certain note issued in respect of the then outstanding PIK Amount of $8,806,414.26 held by the Noteholder and originally issued by the Issuer on November 30, 2023 pursuant to the terms of the Original Convertible Note and the Initial Note Purchase Agreement and (iii) that certain note issued in respect of the then outstanding PIK Amount of $5,809,217.74 held by the Noteholder and originally issued by the Issuer on March 25, 2024 pursuant to the terms of the Original Convertible Note and the Initial Note Purchase Agreement.

The Grantor has obtained benefits from the amendment and restatement of the Original Convertible Note.

Pursuant to the Second A&R Note, the Grantor is required to enter into this Pledge Agreement prior to or upon the occurrence of the Modification Date (as defined in the Second A&R Note).

ACCORDINGLY, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Terms Defined in Second A&R Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Second A&R Note or the Note Purchase Agreement (as defined below), as applicable. The terms of Section 19 of the Second A&R Note shall apply to this Pledge Agreement, mutatis mutandis.

Section 1.02. Terms Defined in UCC. Terms defined in the UCC that are not otherwise defined in this Pledge Agreement or the Note Purchase Agreement are used herein as defined in Articles 8 or 9 of the UCC, as the context may require (including without limitation, as if such terms were capitalized in Article 8 or 9 of the UCC, as the context may require, the following terms: “Account”, “Clearing Corporation”, “Document”, “Instruments”, “Securities Intermediary” and “Tangible Chattel Paper”).

Section 1.03. Definitions of Certain Terms Used Herein. As used in this Pledge Agreement, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“Article” means a numbered article of this Pledge Agreement, unless another document is specifically referenced.

“Collateral” has the meaning set forth in Article 2.

“Contracts” means all contracts between the Grantor and one or more additional parties (including, without limitation, licensing agreement and any partnership agreement, joint venture agreement and/or limited liability company agreement).

“Control” has the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Debtor Relief Laws” means the Bankruptcy Code of the U.S. and the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Canada Business Corporations Act, the Winding-up and Restructuring Act (Canada), and all other liquidation, winding-up, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, plan of arrangement, proposal or similar debtor relief laws of the U.S. statutes, laws, rules and regulations of Canada or any province or territory thereof, Germany, Switzerland or any other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Effective Date” has the meaning assigned to such term in Section 9.01.

“Finance Documents” means the Second A&R Note, the Second A&R Note Guaranty, the Collateral Documents and each Intercreditor Agreement (if any).

“Grantor” has the meaning set forth in the preamble.

“Initial Note Purchase Agreement” has the meaning assigned to such term in the Preliminary Statement.

“Issuer” has the meaning set forth in the Preliminary Statement.

“Legal Reservations” means the application of the relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.

“Li-Cycle U.S.” means LI-CYCLE U.S. INC., a Delaware corporation.

“Note Purchase Agreement” means that certain Amended and Restated Note Purchase Agreement, dated as of March 25, 2024, by and among the Issuer, Glencore Ltd., a Swiss company having an address at 330 Madison Ave., New York, NY 10017, and the Noteholder, as the purchaser and collateral agent.

“Noteholder” has the meaning given to such term in the Second A&R Note.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by Applicable Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Pledge Agreement or any Transaction Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Original Convertible Note” has the meaning assigned to such term in the Preliminary Statement.

“Perfection Certificate” means that certain Canadian Perfection Certificate, to be executed and delivered by the Grantor to the Collateral Agent on or prior to the Effective Date (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Perfection Requirements” means (i) the filing of appropriate financing statements pursuant to the PPSA of the province or territory of organization of the Grantor or, if the Grantor is organized under the laws of Canada, the province or territory in which its registered office is located and, if it is organized under the laws of a province or territory other than the Province of Ontario or the Province of British Columbia, the province or territory in which its chief executive office is located and (ii) the filing of appropriate financing statements pursuant to the PPSA of any province or territory as the Noteholder may reasonably request to the extent such additional PPSA filings are necessary to perfect the Liens granted pursuant to any applicable security agreements by such a Grantor, and (iii) the filing of intellectual property security agreements or other appropriate instruments or notices with the Canadian Intellectual Property Office and the delivery to the Noteholder of any stock certificate or promissory note, together with instruments of transfer executed in blank, to the extent required by this Pledge Agreement.

“Pledged Collateral” means all Pledged Stock, including all stock certificates, options or rights of any nature whatsoever in respect of the Pledged Stock that may be issued or granted to, or held by, the Grantor while this Pledge Agreement is in effect, whether or not physically delivered to the Noteholder pursuant to this Pledge Agreement, whether now owned or hereafter acquired by the Grantor and any and all Proceeds thereof, together with any other shares of Capital Stock as are hereafter acquired by the Grantor.

“Pledged Stock” means the Capital Stock of Li-Cycle U.S. Inc.

“Proceeds” has the meaning assigned in Article 9 of the UCC and, in any event, shall also include but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Noteholder or the Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Entity, (c) any and all Stock Rights and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, trustees, employees, partners, agents, advisors and other representatives of such Person and such Person’s Affiliates.

“Second A&R Note” has the meaning set forth in the Preliminary Statement.

“Second A&R Note Guaranty” means that certain Second A&R Note Guaranty, dated as of the date hereof among the Note Guarantors party thereto from time to time and the Noteholder, pursuant to which the Note Guarantors party thereto have guaranteed the obligations of the Issuer in respect of the Second A&R Note.

“Section” means a numbered section of this Pledge Agreement, unless another document is specifically referenced.

“Security Agreement” means that certain Second U.S. Pledge and Security Agreement (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), entered into as of the date hereof, by and among Li-Cycle U.S., certain other U.S. Subsidiaries of the Issuer (as defined in the Security Agreement) and the Noteholder.

“Stock Rights” means all dividends, options, warrants, instruments or other distributions and any other right or property which the Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive any Capital Stock constituting Collateral and any right to receive earnings, in which the Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

“Subsidiary Joinder Agreement” means a joinder agreement substantially in the form of Exhibit A to the Security Agreement; it being understood and agreed that any Subsidiary Joinder Agreement executed by any Subsidiary that is not a U.S. Subsidiary may include such modifications as may be necessary to reflect the fact that such Subsidiary may not become a party to the Security Agreement.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE 2

GRANT OF SECURITY INTEREST

Section 2.01. Grant of Security Interest.

(a)   From and after the Effective Date, as security for the prompt and complete payment or performance, as the case may be, in full of the Obligations, the Grantor hereby pledges, collaterally assigns, mortgages, transfers and grants to the Noteholder a continuing security interest in all of its right, title and interest in, to all of the following personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Grantor, and regardless of where located (all of which are collectively referred to as the “Collateral”):

(i)    Pledged Stock;

(ii)   Other Pledged Collateral; and

(iii)    all accessions to, substitutions and replacements for and Proceeds and products of the foregoing.

(b)   Notwithstanding the foregoing, the term “Collateral” (and any component definition thereof) shall not include any Excluded Asset. Notwithstanding anything to the contrary contained herein, immediately upon the ineffectiveness, lapse or termination of any restriction or condition set forth in the definition of “Excluded Assets” in the Second A&R Note that prevented the grant of a security interest in any right, interest or other asset that would have, but for such restriction or condition, constituted Collateral, the Collateral shall include, and the Grantor shall be deemed to have automatically granted a security interest in, such previously restricted or conditioned right, interest or other asset, as the case may be, as if such restriction or condition had never been in effect.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to the Noteholder as of the Effective Date that:

Section 3.01. Title, Perfection and Priority; Filing Collateral. The Grantor has good and valid rights in, title to, or the power to transfer the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens (other than Permitted Liens). Subject to the Legal Reservations and the occurrence of the Effective Date, this Pledge Agreement will be effective to create a legal, valid and enforceable Lien on and security interest in the Collateral in favor of the Noteholder, subject to the satisfaction of the Perfection Requirements and the occurrence of the Effective Date, the Noteholder will have a fully perfected first priority Lien on such Collateral securing the Obligations to the extent perfection can be achieved by the Perfection Requirements and any applicable Intercreditor Agreement.

Section 3.02. Pledged Collateral.

(a) (i) All Pledged Stock has been duly authorized and validly issued (to the extent such concepts are relevant with respect to such Pledged Stock) by the issuer thereof and is fully paid and non-assessable, (ii) the Grantor is the direct owner, beneficially and of record, of the Pledged Stock described in Schedule 3 to the Perfection Certificate, as held by the Grantor and (iii) the Grantor holds the Pledged Stock described in Schedule 3 to the Perfection Certificate free and clear of all Liens (other than Permitted Liens).

ARTICLE 4

COVENANTS

From the Effective Date, and thereafter until the Specified Date (as defined in the Second A&R Note):

Section 4.01. General.

(a)   Authorization to File Financing Statements; Ratification. The Grantor hereby (i) authorizes the Noteholder to file all financing statements and amendments thereto with respect to the Collateral naming the Grantor as debtor and the Noteholder as secured party, in form appropriate for filing under the UCC of the relevant jurisdiction and (ii) subject to the terms of the Transaction Documents, agrees to take such other actions, in each case as may from time to time be necessary and reasonably requested by the Noteholder (and authorizes the Noteholder to take any such other actions, which it has no obligation to take) in order to establish and maintain a first priority, valid, enforceable (subject to the Legal Reservations) and perfected security interest in and subject, in the case of Pledged Collateral, to Section 4.02 hereof, Control of, the Collateral. The Grantor shall pay any applicable filing fees, recordation fees and related expenses relating to its Collateral in accordance with Section 5(c) of the Note Purchase Agreement. Any financing statement filed by the Noteholder may (i) indicate the Collateral by any description which reasonably approximates the description contained in this Pledge Agreement and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) in each case to the extent applicable, whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the relevant real property to which the Collateral relates. The Grantor agrees to furnish any such information to the Noteholder promptly upon request.

(b)   Further Assurances. The Grantor agrees, at its own expense, to take any and all actions reasonably necessary to defend title to the Collateral against all Persons (other than Persons holding Permitted Liens on such Collateral that have priority over the Noteholder’s Lien) and to defend the security interest of the Noteholder in the Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c)   Limitations on Actions. Notwithstanding anything to the contrary in this Pledge Agreement, the Grantor shall not be required to take any action in connection with Collateral pledged hereunder (and no security interest in such Collateral shall be required to be perfected) except to the extent consistent with the Second A&R Note and the Perfection Requirements or expressly required hereunder and except in accordance with Applicable Law.

Section 4.02. Pledged Collateral.

(a)   Delivery of Certificated Securities and Instruments. The Grantor will hold in trust for the Noteholder upon receipt and, on or before the date on which financial statements are required to be delivered pursuant to clause (b) and (c) of Section 1 of Annex A-1 of the 2024 Secured Note for the reporting period in which the relevant event occurred (or such longer period as the Noteholder may reasonably agree), deliver to the Noteholder any (1) certificated Security representing or evidencing Pledged Collateral and (2) Instrument (A) in each case under this clause (2), having an outstanding balance in excess of $5,000,000 and (B) in each case under clauses (1) and (2), constituting Collateral received after the Effective Date, accompanied by undated instruments of transfer or assignment duly executed in blank. Notwithstanding anything to the contrary in this Pledge Agreement or any Transaction Document, the Grantors shall not be required to deliver any Tangible Chattel Paper or Document to the Noteholder.

(b)   Uncertificated Securities and Pledged Collateral. With respect to any partnership interest or limited liability company interest owned by the Grantor which is required to be pledged to the Noteholder pursuant to the terms hereof (other than a partnership interest or limited liability company interest held by a Clearing Corporation, Securities Intermediary or other financial intermediary of any kind) which is not represented by a certificate and which is not a Security for purposes of the UCC, the Grantor shall not permit any issuer of such partnership interest or limited liability company interest to allow such partnership interest or limited liability company interest (as applicable) to become a Security unless the Grantor complies with the procedures set forth in Section 4.02(a) within the time period prescribed therein. The Grantor, to the extent it is an issuer of any uncertificated Pledged Collateral described in this Section 4.02(b), hereby agrees to comply with all instructions from the Noteholder without the Grantor’s further consent, in each case subject to the notice requirements set forth in Section 5.01(a)(iv).

(c)   Registration in Nominee Name; Denominations. The Noteholder, shall hold certificated Pledged Collateral required to be delivered to the Noteholder under clause (a) above in the name of the Grantor, endorsed or assigned in blank or in favor of the Noteholder, but at any time when an Event of Default has occurred and is continuing, and upon at least concurrent notice to the Grantor, the Noteholder shall have the right (in its sole and absolute discretion) to hold such Pledged Collateral in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent). At any time when an Event of Default has occurred and is continuing, the Noteholder shall have the right to exchange the certificates representing such Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

(d)   Exercise of Rights in Pledged Collateral. It is agreed that:

(i)   without in any way limiting the foregoing and subject to clause (ii) below, the Grantor shall have the right to exercise all voting rights and other rights relating to the Pledged Collateral for any purpose that does not violate this Pledge Agreement, the Note Purchase Agreement or any Transaction Document;

(ii)   the Grantor will permit the Noteholder or its nominee at any time when an Event of Default has occurred and is continuing to exercise the rights and remedies provided under Section 5.01(a)(iv) (subject to the notice requirements set forth therein); and

(iii)    subject to Section 5.01(a)(iv), the Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral; provided that any non-cash dividend or other distribution that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall, to the extent constituting Collateral, be and become part of the Pledged Collateral, and, if received by the Grantor, shall be delivered to the Noteholder as and to the extent required by clause (a) above.

(e)   Return of Pledged Collateral. So long as no Event of Default exists, the Noteholder shall promptly deliver to the Grantor (without recourse and without any representation or warranty) any Pledged Collateral in its possession if requested to be delivered to the issuer or holder thereof in connection with any action or transaction that is permitted or not restricted by the Second A&R Note.

Section 4.03. Information Regarding Collateral. The Grantor will furnish to the Noteholder prompt (and, in any event, within 60 days of the relevant change) written notice of any change in (i) the Grantor’s legal name, (ii) the Grantor’s type of organization, (iii) the Grantor’s jurisdiction of organization or (iv) the Grantor’s organizational identification number, in each case to the extent such information is necessary to enable the Noteholder to perfect or maintain the perfection and priority of its security interest in the Collateral of the Grantor, together with a certified copy of the applicable Organizational Document reflecting the relevant change.

Section 4.04. Grantor Remains Liable.

(a)   The Grantor (rather than the Noteholder) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under any Contract relating to the Collateral, all in accordance with the terms and conditions thereof. The Noteholder shall not have any obligation or liability under any Contract by reason of or arising out of this Pledge Agreement or the receipt by the Noteholder of any payment relating to such Contract pursuant hereto, nor shall the Noteholder be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or sufficiency of any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

(b)   The Grantor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of the Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Grantor.

ARTICLE 5

REMEDIES

From the Effective Date and thereafter until the Specified Date:

Section 5.01. Remedies.

(a)   The Grantor agrees that, at any time when an Event of Default has occurred and is continuing, the Noteholder may exercise any or all of the following rights and remedies (in addition to the rights and remedies existing under Applicable Law):

(i)    the rights and remedies provided in this Pledge Agreement, the Second A&R Note, or any Transaction Document; provided that this Section 5.01(a) shall not limit any rights available to the Noteholder prior to the occurrence of an Event of Default;

(ii)   the rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other Applicable Law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii)   without notice (except as specifically provided in Section 7.01 or elsewhere herein), demand or advertisement of any kind to the Grantor or any other Person, but subject to the terms of any applicable lease agreement, personally, or by agents or attorneys, enter the premises of the Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at one or more public or private sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Noteholder may deem commercially reasonable;

(iv)    upon at least concurrent written notice to the Grantor, (A) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral constituting Collateral, and (B) exercise the voting and all other rights as a holder with respect thereto (whereupon the voting and other rights of the Grantor described in Section 4.02(d)(i) above shall immediately cease such that the Noteholder shall have the sole right to exercise such voting and other rights while the relevant Event of Default is continuing), to collect and receive all cash dividends, interest, principal and other distributions made thereon (it being understood that all Stock Rights received by the Grantor while the relevant Event of Default is continuing shall be received in trust for the benefit of the Noteholder and forthwith paid over to the Noteholder in the same form as so received (with any necessary endorsements)) and to otherwise act with respect to the Pledged Collateral constituting Collateral as though the Noteholder was the outright owner thereof; and

(v)   take possession of the Collateral or any part thereof, by directing the Grantor in writing to deliver the same to the Noteholder at any reasonable place or places designated by the Noteholder, in which event the Grantor shall at its own expense forthwith cause the same to be moved to the place or places so designated by the Noteholder and there delivered to the Noteholder;

(b)   The Grantor acknowledges and agrees that compliance by the Noteholder with any Applicable Law in connection with a disposition of the Collateral will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)   The Noteholder shall have the right in any public sale and, to the extent permitted by Applicable Law, in any private sale, to purchase all or any part of the Collateral so sold, free of any right of equity redemption that the Grantor is permitted to release and waive pursuant to Applicable Law, and the Grantor hereby expressly releases such right to equity redemption to the extent permitted by Applicable Law.

(d)   Until the Noteholder is able to effect a sale, lease, transfer or other disposition of any particular Collateral under this Section 5.01, the Noteholder shall have the right to hold or use such Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving such Collateral or the value of such Collateral or for any other purpose deemed reasonably appropriate by the Noteholder. At any time when an Event of Default has occurred and is continuing, the Noteholder may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Noteholder’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

(e)   Notwithstanding the foregoing, the Noteholder shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)   The Grantor recognizes that the Noteholder may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. The Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Noteholder shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Grantor or the issuer of any Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under Applicable Law, even if the Grantor and the issuer would agree to do so.

(g)   The Noteholder (by its acceptance of the benefits of this Pledge Agreement) acknowledge and agree that notwithstanding any other provision in this Pledge Agreement or any Transaction Document, the exercise of rights or remedies with respect to certain Collateral and the enforcement of any security interests therein may be limited or restricted by, or require any consent, authorization, approval or license under, any Applicable Law.

(h)   Notwithstanding the foregoing, any rights and remedies provided in this Section 5.01 shall be subject to each applicable Intercreditor Agreement.

Section 5.02. Grantor’s Obligations Upon Default. Upon the request of the Noteholder at any time when an Event of Default has occurred and is continuing, the Grantor will:

(a)   at its own cost and expense assemble and make available to the Noteholder, the Collateral and all books and records relating thereto at any place or places reasonably specified by the Noteholder, whether at the Grantor’s premises or elsewhere; and

(b)   subject to the terms of any applicable lease agreement, permit the Noteholder and/or its representatives and/or agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.

Section 5.03. Application of Proceeds.

(a)   Subject to each applicable Intercreditor Agreement, the Noteholder shall apply the proceeds of any collection, sale, foreclosure or other realization of any Collateral as set forth in Section 9(h) of the Note Purchase Agreement.

(b)   Except as otherwise provided herein or in any Transaction Document, the Noteholder shall have absolute discretion as to the time of application of any such proceeds, money or balance in accordance with this Pledge Agreement. Upon any sale of Collateral by the Noteholder (including pursuant to a power of sale granted by statute or under a judicial proceeding), a receipt by the Noteholder or of the officer making the sale of such proceeds, moneys or balances shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Noteholder or such officer or be answerable in any way for the misapplication thereof. It is understood that the Grantor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

ARTICLE 6

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

From the Effective Date and thereafter until the Specified Date:

Section 6.01. [Reserved].

Section 6.02. Authorization for the Noteholder to Take Certain Action.

(a)   The Grantor hereby irrevocably authorizes the Noteholder and appoints the Noteholder (and all officers, employees or agents designated by the Noteholder) as its true and lawful attorney in fact at any time that an Event of Default has occurred and is continuing, in the sole discretion of the Noteholder (in the name of the Grantor or otherwise), (i) to contact and enter into one or more agreements with the issuers of uncertificated securities that constitute Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Noteholder Control over such Pledged Collateral in accordance with the terms hereof, (ii) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Noteholder to the Obligations as provided herein or in the Second A&R Note or any other Finance Document, but in any event subject to the terms of any applicable Intercreditor Agreement, (iii) to exercise all of the Grantor’s rights and remedies with respect to the collection of any Collateral, (iv) to change the address for delivery of mail addressed to the Grantor to such address as the Noteholder may designate and to receive, open and dispose of all mail addressed to the Grantor (provided copies of such mail are provided to the Grantor), (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for Permitted Liens), (vi) to make, settle and adjust claims in respect of Collateral under policies of insurance and endorse the name of the Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and (vii) to do all other acts and things or institute any proceeding which the Noteholder may reasonably deem to be necessary (pursuant to this Pledge Agreement and the Transaction Documents and in accordance with Applicable Law) to carry out the terms of this Pledge Agreement and to protect its interests (subject to any limitation set forth herein or in any Transaction Document).

(b)   The powers conferred on the Noteholder under this Section 6.02 are solely to protect the Noteholder’s interests in the Collateral and shall not impose any duty upon the Noteholder to exercise any such powers.

Section 6.03. PROXY. THE GRANTOR HEREBY IRREVOCABLY (UNTIL THE SPECIFIED DATE) CONSTITUTES AND APPOINTS THE NOTEHOLDER AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.02 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL CONSTITUTING COLLATERAL, INCLUDING, DURING THE CONTINUATION OF AN EVENT OF DEFAULT AND SUBJECT TO ANY NOTICE REQUIREMENTS AS SET FORTH HEREIN, THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE NOTEHOLDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT, UPON THE OCCURRENCE AND CONTINUATION OF AN EVENT OF DEFAULT AND SUBJECT TO ANY NOTICE REQUIREMENT AS SET FORTH HEREIN, TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF

SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), IN EACH CASE ONLY WHEN AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AND UPON AT LEAST CONCURRENT WRITTEN NOTICE TO THE GRANTOR.

Section 6.04. NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE NOTEHOLDER AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE 6 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE SPECIFIED DATE. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE NOTEHOLDER, NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SUCH PERSON AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL AND NON-APPEALABLE DECISION SUBJECT TO SECTION 7.19 HEREOF; PROVIDED, THAT THE FOREGOING SHALL NOT BE CONSTRUED TO OBLIGATE THE NOTEHOLDER TO TAKE OR REFRAIN FROM TAKING ANY ACTION WITH RESPECT TO THE COLLATERAL.

ARTICLE 7

GENERAL PROVISIONS

Section 7.01. Waivers. To the maximum extent permitted by Applicable Law, the Grantor hereby waives notice of the time and place of any judicial hearing in connection with the Noteholder’s taking possession of the Collateral or of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made, including without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies. To the extent such notice may not be waived under Applicable Law, any notice made shall be deemed commercially reasonable if sent to the Grantor, addressed as set forth in Article 8, at least 10 days prior to (a) the date of any such public sale or (b) the time after which any such private disposition may be made. To the maximum extent permitted by Applicable Law, the Grantor waives all claims, damages, and demands against the Noteholder arising out of the repossession, retention or sale of the Collateral, except those arising out of bad faith, gross negligence or willful misconduct on the part of the Noteholder as determined by a court of competent jurisdiction in a final and non-appealable judgment. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Noteholder, any valuation, stay (other than an automatic stay under any applicable Debtor Relief Law), appraisal, extension, moratorium, redemption or similar law and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise. Except as otherwise specifically provided herein, the Grantor hereby waives presentment, demand, protest, any notice (to the maximum extent permitted by Applicable Law) of any kind or all other requirements as to the time, place and terms of sale in connection with this Pledge Agreement or any Collateral.

Section 7.02. Limitation on Noteholder’s Duty with Respect to the Collateral. The Noteholder shall not have any obligation to clean or otherwise prepare the Collateral for sale. The Noteholder shall use reasonable care with respect to the Collateral in its possession; provided that the Noteholder shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to which it accords its own property. The Noteholder shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Noteholder, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that Applicable Law imposes duties on the Noteholder to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it would be commercially reasonable for the Noteholder, subject to Section 7.06, (a) to elect not to incur expenses to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) to elect not to obtain third party consents for access to Collateral to be disposed of (unless expressly required under any applicable lease agreement), or to obtain or, if not otherwise required by any Applicable Law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to remove Liens on or any adverse claims against Collateral, (d) [reserved], (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Noteholder against risks of loss in connection with any collection or disposition of Collateral or to provide to the Noteholder a guaranteed return from the collection or disposition of Collateral or (l) to the extent deemed appropriate by the Noteholder to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Noteholder in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 7.02 is to provide non-exhaustive indications of what actions or omissions by the Noteholder would be commercially reasonable in the Noteholder’s exercise of remedies with respect to the Collateral and that other actions or omissions by the Noteholder shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.02. Without limitation upon the foregoing, nothing contained in this Section 7.02 shall be construed to grant any rights to the Grantor or to impose any duties on the Noteholder that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this Section 7.02.

Section 7.03. [Reserved].

Section 7.04. Noteholder Performance of Debtor Obligations. Without having any obligation to do so, the Noteholder may, at any time, on and after the Effective Date, when an Event of Default has occurred and is continuing and upon prior written notice to the Grantor, perform or pay any obligation which the Grantor has agreed to perform or pay under this Pledge Agreement and which obligation is due and unpaid and not being contested by the Grantor in good faith, and the Grantor shall reimburse the Noteholder for any amounts paid by the Noteholder pursuant to this Section 7.04 as an Obligation payable in accordance with Section 5(c) of the Note Purchase Agreement.

Section 7.05. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Noteholder to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Grantor and the Noteholder and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or afforded by law shall be cumulative and all shall be available to the Noteholder until the Specified Date.

Section 7.06. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any Applicable Law, and all of the provisions of this Pledge Agreement are intended to be subject to all Applicable Law that may be controlling and to be limited to the extent necessary so that such provisions do not render this Pledge Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. To the extent permitted by Applicable Law, any provision of this Pledge Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Pledge Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. If the exercise of rights or remedies with respect to certain Collateral and the enforcement of any security interest therein require any consent, authorization, approval or license under any Applicable Law, no such action shall be taken unless and until all requisite consents, authorizations approvals or licenses have been obtained.

Section 7.07. Security Interest Absolute. All rights of the Noteholder hereunder, the security interests granted hereunder and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Second A&R Note, any Transaction Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Second A&R Note, any Transaction Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent under or departure from any guaranty, securing or guaranteeing all or any of the Obligations, (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor, (e) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Pledge Agreement or Transaction Document or (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Pledge Agreement (other than a termination of any Lien contemplated by Section 7.12 or the occurrence of the Specified Date).

Section 7.08. Benefit of Pledge Agreement. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the Grantor, the Noteholder and its respective successors and permitted assigns (including all Persons who become bound as a debtor to this Pledge Agreement). No sale of any participation, assignment, transfer, or other disposition of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Noteholder hereunder.

Section 7.09. Survival of Representations. All representations and warranties of the Grantor contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement until the Specified Date.

Section 7.10. [Reserved].

Section 7.11. Headings. The titles of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

Section 7.12. Termination or Release.

(a)     The Pledge Agreement shall continue in effect from and after the Effective Date until the Specified Date. Notwithstanding anything in this Pledge Agreement or the Second A&R Note or any Financing Document to the contrary, (a) the Grantor shall automatically be released from its obligations under this Pledge Agreement (and any Lien granted by the Grantor pursuant to this Pledge Agreement shall be automatically released) (i) upon the consummation of any transaction or series of related transactions permitted under the Second A&R Note if as a result thereof the Grantor ceases to be a Subsidiary or becomes an Excluded Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited under this Pledge Agreement or the Second A&R Note), provided that if the Grantor ceases to constitute a wholly-owned Subsidiary, the Grantor shall not be released from this Pledge Agreement unless (A) the Grantor is no longer a direct or indirect Subsidiary of the Issuer or (B) after giving pro forma effect to such release and the consummation of the relevant transaction, the Issuer is deemed to have made a new Investment in such Person (as if such Person was then newly acquired); it being understood that this proviso shall not limit the release of the Grantor that otherwise constitutes an Excluded Subsidiary for any reason other than not constituting a wholly-owned Subsidiary of the Issuer (this proviso, the “Specified Grantor Release Provision”) and/or (ii) upon the occurrence of the earlier of (x) the date on which the Second A&R Notes have been fully converted in accordance with the terms of the Second A&R Note and (y) the Maturity Date and (b) if the Grantor that meets the definition of “Excluded Subsidiary”, it shall be released by the Noteholder promptly following the request therefor by the Issuer, subject, if applicable, to the Specified Grantor Release Provision.

(b)     Notwithstanding anything in this Pledge Agreement or the Second A&R Note to the contrary, the Noteholder will release any Lien granted to or held by the Noteholder upon any Collateral (A) upon the occurrence of the earlier of (i) the date on which the Second A&R Notes have been fully converted in accordance with the terms thereof and (ii) the Maturity Date, (B) constituting property sold or to be sold or otherwise Disposed of as part of or in connection with any Disposition permitted under the Second A&R Note or under any Finance Document or to which the Noteholder has consented, (C) that does not constitute (or ceases to constitute) Collateral, (D) in accordance with Section 12 of the Note Purchase Agreement (E) otherwise pursuant to and in accordance with the provisions of any applicable Finance Document or (F) if approved, authorized or ratified in writing by the Noteholder.

(c)     In connection with any termination or release pursuant to paragraph (a) above, the Noteholder shall promptly execute (if applicable) and deliver to the Grantor, at the Grantor’s expense, (i) all UCC termination statements and/or UCC amendments and similar documents that the Grantor shall reasonably request to evidence and/or effectuate such termination or release and (ii) all PPSA termination statements and/or PPSA amendments and similar documents that such Note Guarantor shall reasonably request to evidence and/or effectuate such termination or release and (iii) all or the relevant portion of, as applicable, the Pledged Collateral. Any execution and delivery of any document pursuant to this Section 7.12 shall be without recourse to or representation or warranty by the Noteholder.

Section 7.13. Entire Agreement. This Pledge Agreement, together with the Transaction Documents and, to the extent applicable, each Intercreditor Agreement, embodies the entire agreement and understanding between the Grantor and the Noteholder relating to the Collateral and supersedes all prior agreements and understandings between the Grantor and the Noteholder relating to the Collateral.

Section 7.14. CHOICE OF LAW. THIS PLEDGE AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS PLEDGE AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7.15. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)   EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH PARTY HERETO AGREES THAT THE NOTEHOLDER RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS IN RESPECT OF THE COLLATERAL UNDER THIS PLEDGE AGREEMENT.

(b)   TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 23(A) OF THE SECOND A&R NOTE. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS PLEDGE AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.17. Counterparts. This Pledge Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Pledge Agreement by facsimile or by email as a “.pdf” or “.tif” attachment or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.

Section 7.18. INTERCREDITOR AGREEMENT GOVERNS. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE NOTEHOLDER PURSUANT TO THIS PLEDGE AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE NOTEHOLDER WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF EACH APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF ANY INTERCREDITOR AGREEMENT AND THIS PLEDGE AGREEMENT, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE REQUIREMENTS OF THIS PLEDGE AGREEMENT TO ENDORSE, ASSIGN OR DELIVER POSSESSORY COLLATERL TO THE NOTEHOLDER SHALL BE DEEMED SATISIFED (OR ANY REPRESENTATION OR WARRANTY SHALL BE DEEMED TRUE) BY ENDORSEMENT, ASSIGNMENT OR DELIVERY OF SUCH POSSESSORY COLLATERAL TO ANOTHER PERSON PURSUANT TO AN APPLICABLE INTERCREDITOR AGREEMENT (AS GRATUITOUS BAILEE FOR THE BENEFIT OF THE NOTEHOLDER PURSUANT TO THE APPLICABLE INTERCREDITOR AGREEMENT) AND ANY SUCH ENDORSEMENT, ASSIGNMENT OR DELIVERY OF SUCH POSSESSORY COLLATERAL TO ANOTHER PERSON PURSUANT TO AN APPLICABLE INTERCREDITOR AGREEMENT SHALL NOT RESULT IN A DEFAULT OR EVENT OF DEFAULT UNDER THIS PLEDGE AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

Section 7.19. Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, neither of the Grantor nor the Noteholder shall assert, and each hereby waives, any claim against each other or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Pledge Agreement or any agreement or instrument contemplated hereby.

Section 7.20. Successors and Assigns. Whenever in this Pledge Agreement any party hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Noteholder in this Pledge Agreement shall bind and inure to the benefit of their respective successors and permitted assigns. Except in a transaction expressly permitted under the Second A&R Note or the Note Purchase Agreement, the Grantor may not assign any of its rights or obligations hereunder without the written consent of the Noteholder.

Section 7.21. Survival of Agreement. Without limiting any provision of the Second A&R Note, all covenants, agreements, representations and warranties made by the Grantor in the Finance Documents and in the certificates or other instruments delivered in connection with or pursuant to this Pledge Agreement or any other Finance Document shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of the Transaction Documents and the issuance, sale and purchase of the Second A&R Note, regardless of any investigation made by the Noteholders or on its behalf and notwithstanding that the Noteholder may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time the Second A&R Note was purchased, and shall continue in full force and effect until the Specified Date, or until the Grantor is otherwise released from its obligations under this Pledge Agreement in accordance with the terms hereof.

Section 7.22. Indemnity. The Grantor hereby agrees to indemnify the Indemnitees as, and to the extent, set forth in Section 8 of the Note Purchase Agreement.

ARTICLE 8

NOTICES

Section 8.01. Sending Notices. Any notice required or permitted to be given under this Pledge Agreement shall be delivered (i) in the case of the Grantor, to the Grantor in care of the Issuer in accordance with Section 23(a) of the Second A&R Note and (ii) in the case of the Noteholder, in accordance with Section 23(a) of the Second A&R Note (it being understood and agreed that references in such Section 23(a) of the Second A&R Note to “herein,” “hereunder” and other similar terms shall be deemed to be references to this Pledge Agreement).

ARTICLE 9

EFFECTIVE DATE

Section 9.01. Effective Date. This Agreement, including the grant of security interest in the Collateral provided pursuant to Section 2.01 hereof, shall not become effective until the Modification Date shall have occurred (the date of such effectiveness, the “Effective Date”). Upon the occurrence of the Effective Date, this Agreement, and such grant of security interest, shall automatically become effective without any further action by any Person party hereto or otherwise.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantor and the Noteholder have executed this Pledge Agreement as of the date first above written.

LI-CYCLE AMERICAS CORP., as the Grantor

By:	/s/ Ajay Kochhar
Name: Ajay Kochhar
Title: President and Chief Executive Officer

Signature Page to Pledge Agreement

GLENCORE CANADA CORPORATION, as the Noteholder

By:	/s/ John Burton
Name: John Burton
Title: Authorised Signatory

Signature Page to Pledge Agreement